WORLD FUNDS TRUST

Toreador International Fund
Investor Class Ticker: TMRFX
Institutional Class Ticker: TMRIX

(the “Fund”)

Supplement dated July 14, 2017
To the Prospectus dated August 30, 2016

On July 14, 2017, the Board of Trustees of World Funds Trust approved a change to the redemption fee policy of the Fund. This change will become effective on August 28, 2017. The Fund currently charges a redemption fee of 1.00% on shares held for 90 days or less. The Board of Trustees, at the request of the investment adviser to the Fund, approved a revised policy to become effective August 28, 2017 that would impose a redemption fee of 2.00% on shares held for 60 days or less. This new redemption fee policy aligns with those imposed by the other three Funds within the Toreador family of funds.

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